SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2014
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	001-35542	27-2290659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Customers Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 15, 2014 for the purpose of considering and acting upon the below proposals. A total of 23,806,666 shares were outstanding and entitled to vote at the Annual Meeting, of which 19,139,332 shares were voted.

1.	To elect two Class III directors of the Company to serve a three-year term.

The shareholders of the Company elected T. Lawrence Way and Steven J. Zuckerman as Class III directors to serve a three year term expiring in 2017 by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES

T. Lawrence Way	14,898,377	1,835,958	2,404,997
Steven J. Zuckerman	10,949,107	5,785,228	2,404,997

The following additional directors continued in office after the Annual Meeting: Jay S. Sidhu, Bhanu Choudhrie, John R. Miller, and Daniel K. Rothermel.

2.	To adopt the Customers Bancorp, Inc. 2014 Employee Stock Purchase Plan.

The shareholders of the Company adopted the Customers Bancorp, Inc. 2014 Employee Stock Purchase Plan by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

9,821,770	6,893,721	18,844	2,404,997

3.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

The shareholders of the Company ratified the appointment of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2014 by the following vote:

FOR	AGAINST	ABSTAIN
19,106,482	25,510	7,340

Item 7.01.  Regulation FD.

Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is a Press Release issued by the Company on May 15, 2014.

The information in this Current Report on Form 8-K, including the exhibit attached hereto and incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description

Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Robert E. Wahlman
Name: Robert E. Wahlman
Title: Executive Vice President and Chief Financial Officer

Date: May 16, 2014

EXHIBITS INDEX

Exhibit	Description

Exhibit 99.1	Press Release